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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 20, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                            dated as of June 1, 2003
                          providing for the issuance of

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-AR7

                Delaware            333-103345           94-2528990

            (State or other        (Commission         (IRS Employer
            jurisdiction of        File Number)        Identification
            Incorporation)                                Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555




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Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     99.1 Intex model (the "Intex Model") prepared by Greenwich Capital Markets, Inc. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2003-AR7 (the "Certificates"). The Intex Model allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Intex Model can be obtained by contacting Rosa Hyun at Greenwich Capital Markets, Inc. at 203-618-2434.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2003

                                        WASHINGTON MUTUAL MORTGAGE SECURITIES
                                        CORP.
                                        (Registrant)


                                        By: /s/ David H. Zielke
                                            ------------------------------------
                                        David H. Zielke
                                        First Vice President and Counsel
                                        (Authorized Officer)


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